                                                                     EXHIBIT 3.7

                                     FORM B

       BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
                      THE INSTRUCTIONS ON THE BACK THEREOF

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)


STATE OF ILLINOIS,               )
                                 ) ss.            (Do not write in this space)
     COOK             County     )              Date Paid        3-4-63
                                                Initial License Fee      $10.00
                                                Franchise Tax            $13.34
To CHARLES F. CARPENTIER, Secretary of State:   Filing Fee               $20.00
                                                Clerk


We, the undersigned,

    Name                    Number          Street Address        City            State
-----------------------------------------------------------------------------------------
JOHN F. HULSEMAN       381 ELDER LANE                           WINNETKA,        ILLINOIS

ROBERT L. HULSEMAN     115 FULLER LANE                          WINNETKA,        ILLINOIS

STEVE A. JOHNSON       16235 SOUTH DOBSON AVE.,                 SOUTH HOLLAND,   ILLINOIS

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation is:  P.R. SOLO CUP, INC.

                                   ARTICLE TWO

The ADDRESS of its initial registered office in the State of Illinois is: 33 S. CLARK STREET Street, in the CITY of CHICAGO (3) County of COOK and the name of its initial Registered Agent at said address is: HAROLD STICKLER

                                  ARTICLE THREE

The duration of the corporation is: PERPETUAL

                                                                     PAID

                                                                 MAR - 5 1963

                                                              SECRETARY OF STATE

                                  ARTICLE FOUR

The purpose of purposes for which the corporation is organized are:

     To take, own, hold, manage, deal in, mortgage or otherwise lien, and to lease, sell, exchange, transfer, or in any manner whatever dispose of real property within or without the State of Illinois, wherever situated.

     To manufacture, purchase or acquire in any lawful manner and to hold, own, mortgage, pledge, sell, lease, transfer, or in any manner dispose of, and to deal and trade in goods, wares, merchandise, and property of any and every class and description, and in any part of the world.

     To acquire the good will, rights and property, and to undertake the whole or any part of the assets or liabilities of any person, firm, association or corporations; to pay for the same in cash, the stock of this company, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all the owners necessary or convenient in and about the conduct and management of such business.

     To apply for, purchase or in any manner to acquire, and to hold, own, use and operate, and to sell or in any manner dispose of, and to grant license or other rights in respect of, and in any manner deal with, any and all rights, inventions, improvements and processes used in connection with or secured under letters patent or copyrights of the United States or other countries, or otherwise, which may directly or indirectly effectuate these objects or any of them.

     To purchase, hold, sell, assign, transfer, mortgage, pledge, or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by any other corporation or corporations of this State or any other State, country, nation or government, and while owner of said stock may exercise all the rights, powers and privileges of ownership, including the right to vote thereon. To purchase, hold and reissue any of the shares of the capital stock.

     To enter into, make and perform contracts of every kind with any person, firm, association or corporation, municipality, body politic, county, territory, State, Government or colony or dependency thereof, and without limit as to amount to draw, make accept, endorse, execute and issue promissory notes, drafts, warrants, bonds, debentures and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgages or otherwise, as well as to secure the same by mortgage or otherwise (not including the discounting of bills and notes and not including the buying and selling of bills of exchange) so far as may be permitted by the laws of the State of Illinois.

     To have offices, conduct its business and promote its objects within and without the State of Illinois, in other States, the District of Columbia, the territories and colonies of the Untied States, and in foreign countries, with restrictions as to place or amount.

     It is intended that each of the objects, purposes and powers hereinabove set out shall be regarded as independent objects, purposes and powers and that together with all the powers conferred by the laws of the State of Illinois this corporation shall also have the power to carry on any other business so far as may be permitted by the laws of the State of Illinois.

                                  ARTICLE FIVE

PARAGRAPH 1. The aggregate number of shares which the corporation is authorized to issue is 5,000, divided into ONE classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

               Series      Number of   Par value per share or statement that
     Class    (If any)      Shares         shares are without par value
     COMMON      --         5,000                      WITHOUT PAR VALUE

PARAGRAPH 2. The preferences, qualification, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

     NONE

                                   ARTICLE SIX

The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefore, are:

                                             Total Consideration to be Received
     Class of Shares    Number of Shares                 Therefor:
        COMMON                 200           $ 20,000
                                             $
                                             $
                                             $
                                             $

                                  ARTICLE SEVEN

The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: 3.

                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $50,000.

PARAGRAPH 2: It is estimated that the value of the property to be located with the State of Illinois during the following year will be $1,000.

PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $100,000.

PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $5,000.

                                   /s/ John F. Hulseman
                                   ----------------------------
                                   /s/ Robert L. Hulseman
                                   ----------------------------
                                                                   Incorporators

                                   /s/ Steve A. Johnson
                                   ----------------------------

                                   ----------------------------

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS                )
                                 ) ss.
     COOK            County      )

     I, MARY S. FEJES, a Notary Public, do hereby certify that on the FIRST day of MARCH, 1963, JOHN F. HULSEMAN, ROBERT L. HULSEMAN AND STEVE A. JOHNSON
                                           (Names of Incorporators)
personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above-written.

      PLACE                             ------------------------------------
  (NOTARIAL SEAL)                              Notary Public
       HERE

                                     FORM B

================================================================================

                            ARTICLES OF INCORPORATION

                               P.R. SOLO CUP, INC.

--------------------------------------------------------------------------------
================================================================================

The following fees are required to be paid at the time of issuing certificate of incorporation; FILING FEE, $20.00; INITIAL LICENSE FEE of 50c per $1,000.00 or 1/20 of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); FRANCHISE TAX of 1/20 of 1% of the ISSUES, as above noted. However, the minimum ANNUAL FRANCHISE TAX is $10.00 and varies monthly on $20,000 or less, as follows: January, $15; February, $14.17; March, $13.34; April, $12.50; May, $11.67; June, $10.84; July
410.00; Aug., $9.17; Sept., $8.34; Oct., $7.50; Nov., $6.67; Dec., $5.84; (See
Sec. 133, BCA).

In excess of $20,000 the FRANCHISE TAX per $1,000.00 is as follows: Jan., $0.75; Feb., .7084; March, .6667; April, .625; May, .5834; June, .5417; July, .50;
Aug., .4584; Sept., .4167; Oct., .375; Nov., .3334; Dec., .2917.

All shares issued in excess of the amount mentioned in Article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine not to exceed $500.00

The same fees are required for a subsequent issue of shares except the filing fee of $1.00 instead of $20.00.

                                      FILED

                                   MAR 4 1963

                               Secretary of State

================================================================================

File # 42869945

Form BCA-5.10
  NFP-105.10
      (Rev. Jan. 1999)

Jesse White
Secretary of State
Department of Business Services                          SUBMIT IN DUPLICATE
Springfield, IL 62756
Telephone (217) 782-3647                                 THIS SPACE FOR USE BY
http://www.sos.state.il.us                                SECRETARY OF STATE
                                       FILED
       STATEMENT OF                                    DATE   JUN 11 2003
         CHANGE OF                 JUN 11, 2003
     REGISTERED AGENT                                  Filing Fee        $
     AND/OR REGISTERED              JESSE WHITE
         OFFICE                  SECRETARY OF STATE    Approved:

                                                       REMIT PAYMENT IN CHECK OR
                                                       MONEY ORDER, PAYABLE TO
                                                        "SECRETARY OF STATE"

                        Type or print in black ink only.
                       See reverse side for signature(s).

1.   CORPORATE NAME:                P.R. Solo Cup, Inc.

2.   STATE OR COUNTRY OF INCORPORATION:           Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE
     CHANGE):

          Registered Agent      Shayle P. Fox
                               -------------------------------------------------------------------------
                                FIRST NAME                  MIDDLE NAME            LAST NAME

          Registered Office     55 W. Monroe St., #800
                               -------------------------------------------------------------------------
                                NUMBER        STREET     SUITE NO. (A P.O. BOX ALONE IS NOT ACCEPTABLE)

                                Chicago  60603-5004  Cook
                               -------------------------------------------------------------------------
                                CITY                       ZIP CODE                  COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

          Registered Agent      Shayle P. Fox
                               -------------------------------------------------------------------------
                                FIRST NAME                 MIDDLE NAME               LAST NAME

          Registered Office     131 S. Dearborn St., 30th Floor
                               -------------------------------------------------------------------------
                                NUMBER        STREET     SUITE NO. (A P.O. BOX ALONE IS NOT ACCEPTABLE)

                                Chicago  60603  Cook
                               -------------------------------------------------------------------------
                                CITY                       ZIP CODE                   COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by:  ("X" one box only)
      a.    / /  By resolution duly adopted by the board of directors.  (NOTE 5)
      b.    /X/  By action of the registered agent.                     (NOTE 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.   (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE Note 5)

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                                       ,
         ----------------------------------   ---------------   ----------------------------------------------
                    (MONTH & DAY)                  (YEAR)                 (EXACT NAME OF CORPORATION)

attested by                                                     by
            -------------------------------------------------      -------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)        (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

            -------------------------------------------------      -------------------------------------------
                      (TYPE OR PRINT NAME AND TITLE)                      (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE Note 6)
                  The undersigned, under penalties of perjury,
                 affirms that the facts stated herein are true.

Dated        March 28                       ,      2003              /s/ Shayle P. Fox
            -------------------------------   ---------------      -------------------------------------------
                   (MONTH & DAY)                  (YEAR)            (SIGNATURE OF REGISTERED AGENT OF RECORD)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number along is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. The registered office is changed from one country to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of REGISTERED AGENT must be by resolution adopted by the board of directors. This statement must then be signed by the president (OR VICE-PRESIDENT) and by the secretary (OR AN ASSISTANT SECRETARY).

6. The registered agent may report a change of the REGISTERED OFFICE of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.